CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Garrett R. D’Alessandro, the President and Chief Executive Officer of City National Rochdale Select Strategies Fund (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended January 31, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 11, 2023

/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro
President and Chief Executive Officer

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Andrew Metzger, the Treasurer (Principal Financial and Accounting Officer and Controller) of City National Rochdale Select Strategies Fund (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended January 31, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 11, 2023

/s/ Andrew Metzger
Andrew Metzger
Treasurer (Principal Financial and Accounting Officer and Controller)